Supplement to Statement of Additional Information	December 7, 2020

Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund
Statements of Additional Information dated December 30, 2019

Although each fund is classified as a non-diversified fund, each fund is currently operating as a diversified fund and under current law, shareholder approval would be required for the fund to resume operating as non-diversified. Effective immediately, all references to each fund’s non-diversified classification and related disclosure are deleted.

SAI sticker – 12/20